UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811- 06120

Exact name of registrant as specified in charter:	Aberdeen Israel Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

Item 1. Reports to Stockholders.

10

Aberdeen Israel Fund, Inc.

Semi-Annual Report

June 30, 2010

Invests primarily in securities in Israel.

Letter to Shareholders (unaudited)

August 13, 2010

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Israel Fund, Inc. (the "Fund") for the six-month period ended June 30, 2010. The Fund's principal investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Israeli companies.

For the period ended June 30, 2010, the total return to shareholders based on the net asset value (NAV) of the Fund was (8.7)% versus a return of (8.5)% for the Fund's benchmark, the Tel Aviv 100 Index. Based on market price, the Fund's return was (11.1)% during the period, assuming reinvestment of dividends and distributions.

Share Price Performance

The Fund's market price per share decreased 11.1% over the six months, from $15.14 on December 31, 2009 to $13.46 on June 30, 2010. The Fund's market price on June 30, 2010 represented a discount of 10.3% to the NAV per share of $15.01 on that date, compared with a discount of 7.9% to the NAV per share of $16.44 on December 31, 2009. As of August 13, 2010, the market price was $14.64, representing a discount of 9.0% to the NAV per share of $16.08.

Change in Legal Entity Name

On March 29, 2010, the Board of Directors of the Fund approved a name change for the Fund in order to align the Fund more closely with the investment adviser and to differentiate the Fund in a competitive market with many known brands. The Fund's investment objectives and NYSE Amex ticker symbol, ISL, remains unchanged.

Market Review

Israeli equities fell in the first half of 2010. After a bright start, equities experienced a sharp fall in the second quarter on fears that sovereign debt contagion in Europe and policy tightening in China would dampen global growth. Confidence was further dented by harsh austerity measures announced across Europe and speculation of a possible escalation of tensions with Iran. In sector terms, financials and materials did poorly.

Economic data generally continued to improve. First-quarter gross domestic profit rose 3.6% on an annualized basis, helped by stronger domestic demand and exports. Unemployment declined for the third consecutive quarter to 7.2%, as hiring picked up.

Amid greater global uncertainty in the second quarter, interest rates were left unchanged at 1.5%. Inflation, which fell for a fourth month in April to within the government's target range, also strengthened the case against further rate rises.

The first half of 2010 also saw political tensions in the Middle East rise after Israel enforced its blockade and forcibly boarded a Gaza-bound flotilla. In contrast, the country's admission into the Organization for Economic Cooperation and Development is expected to boost its international standing.

Earnings news was positive: Teva Pharmaceutical Industries Ltd. ("Teva") first-quarter earnings were lifted by robust US sales, particularly of its multiple-sclerosis drug Copaxone. Golf & Co. Ltd.'s results were impressive with strong top-line growth and margin improvement. Hadera Papers Ltd. benefited from a recovery in demand and Nice System Ltd.'s revenue rose 17% from the previous year.

In corporate developments, Teva raised US$2.5 billion via a bond issue to partially finance its acquisition of Germany's Ratiopharm. Check Point Software Technologies Ltd. acquired US-based Liquid Machines, which will broaden its extensive portfolio. Bank Leumi Le-Israel Ltd. sold most of its stake in Paz Oil, raising 782 million shekels.

With regard to the Fund's private equity holdings, the six months ended June 30, 2010 have been a volatile period for Israel's technology sector. The value of the Fund's holdings have decreased as a result of writedowns of several portfolio companies. Refinancing rounds have been done at lower valuations as a result of companies not meeting their sales targets as well as difficulties in raising additional capital. During the first half of 2010, portfolio holdings in listed companies have generally decreased in value consistent with the performance of the Tel Aviv Stock Exchange and the NASDAQ Composite. Exits have also been affected, which in turn has reduced cash inflows from realizations. For the period of January through June 2010, the Fund received distributions from limited partnerships totaling $36,866, compared to a total of $110,013 during the same period of 2009. The sole distribution so far in 2010 came from Concord Ventures L.P. We hope to see more liquidity events and improved valuations in the coming quarters in 2010. There were no capital calls during the first six months in 2010, compared to $22,500 during the same period of the prior year. The unfunded commitments of the Fund is $992,682 as of June 30, 2010.

Outlook

Investors are increasingly worried. In the West, deteriorating leading indicators have intensified fears of a double-dip recession, splitting opinions about whether or not stimulus should be maintained. We believe Israel will not escape a renewed weakness in global trade, with volatility likely to remain high.

However, we are focused on Israel's strong fundamentals; gross domestic profit growth averaged 5% between 2004 and 2008 and

Aberdeen Israel Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

the economy also outperformed during the financial crisis. The discovery of offshore natural gas last year, which is estimated to satisfy domestic demand for the next 25 years, will further diversify the economic base.

On the corporate level, Israel's banks are conservatively managed, in our view, and many companies pay out attractive dividends. We are less concerned with short-term pressures, and will look to buy when opportunities present themselves.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction. To request a brochure containing more information on the Plan, together with an enrollment form, please contact Computershare Trust Company, N.A. ("Computershare"), the Plan Agent, toll free at 1-800-647-0584 (international 1-781-575-3100).

In addition, as part of a broad effort to enhance available services to shareholders, we are please to announce the availability of a new Dividend Reinvestment and Direct Stock Purchase Plan (the "New Plan") that will be sponsored and administered by Computershare. Effective September 24, 2010, the existing Plan will terminate and participants in the Plan will automatically be enrolled in the New Plan. Shareholders will receive a separate mailing containing additional information about the enhanced features of the New Plan, including the related terms and conditions.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen by:

•  Calling toll free at 1-866-839-5205 in the United States,

•  Emailing InvestorRelations@aberdeen-asset.com, or

•  Visiting the website at www.aberdeenisl.com.

For additional information on the Aberdeen Closed-End Funds, Aberdeen invites you to visit our recently redesigned website and Closed-End Investor Center at: www.aberdeen-asset.us/cef.

From the site you will be able to review performance, download literature and sign up for email services. The site houses most topical information about the funds, including fact sheets from Morningstar that are updated daily and monthly manager reports.

Yours sincerely,

Christian Pittard
President

Aberdeen Israel Fund, Inc.

Portfolio Summary

June 30, 2010 (unaudited)

Top 10 Holdings, by Issuer

June 30, 2010 (unaudited)

	Holding	Sector	Percent of Net Assets
1.	Teva Pharmaceutical Industries Ltd.	Pharmaceuticals	11.6%
2.	Bezeq Israeli Telecommunication Corp. Ltd.	Diversified Telecommunication Services	9.4%
3.	Check Point Software Technologies Ltd.	Software	8.9%
4.	Israel Chemicals Ltd.	Chemicals	8.6%
5.	Perrigo Co.	Pharmaceuticals	8.2%
6.	Mizrahi Tefahot Bank Ltd.	Commercial Banks	8.2%
7.	Bank Leumi Le-Israel Ltd.	Commercial Banks	4.6%
8.	Harel Insurance Investments & Financial Services Ltd.	Insurance	4.5%
9.	Bank Hapoalim Ltd.	Commercial Banks	4.4%
10.	Shufersal Ltd.	Food & Staples Retailing	4.2%

Average Annual Returns

June 30, 2010 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	19.32%	0.03%	8.61%	3.48%
Market Price	18.28%	(1.74)%	9.57%	4.48%

Aberdeen Asset Management Investment Services Limited has agreed to voluntarily waive fees and/or reimburse expenses. This waiver may be discontinued in the future. Without such waivers and/or reimbursed expenses, performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market price is based on changes in the market price at which the Fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on market price and NAV. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 1.93%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.56%.

Aberdeen Israel Fund, Inc.

Portfolio of Investments

June 30, 2010 (unaudited)

No. of Shares	Description	Value
EQUITY OR EQUITY-LINKED SECURITIES—96.4%
ISRAEL—96.0%
AEROSPACE & DEFENSE—2.8%
23,000	Elbit Systems Ltd.(a)	$1,169,293
19,498	FMS Enterprises Migun Ltd.(a)	611,150
		1,780,443
CHEMICALS—14.6%
301,000	Frutarom Industries Ltd.(a)	2,213,942
526,500	Israel Chemicals Ltd.(a)	5,493,530
2,705	The Israel Corp., Ltd.(a)(b)	1,680,078
		9,387,550
COMMERCIAL BANKS—17.7%
787,000	Bank Hapoalim Ltd.(a)(b)	2,839,064
826,000	Bank Leumi Le-Israel Ltd.(a)(b)	2,947,942
100,000	First International Bank of Israel Ltd.(a)(b)	309,173
718,900	Mizrahi Tefahot Bank Ltd.(a)(b)	5,239,755
		11,335,934
DIVERSIFIED TELECOMMUNICATION SERVICES—9.4%
2,751,000	Bezeq Israeli Telecommunication Corp. Ltd.(a)	6,022,867
FOOD & STAPLES RETAILING—5.8%
98,000	Blue Square-Israel Ltd.(a)	1,035,264
515,000	Shufersal Ltd.(a)	2,707,505
		3,742,769
INSURANCE—6.0%
50,000	Clal Insurance Enterprise Holdings Ltd.(a)(b)	904,718
61,750	Harel Insurance Investments & Financial Services Ltd.(a)	2,909,818
		3,814,536
MACHINERY—0.2%
7,000	Plasson Ltd.(a)	121,536
PAPER & FOREST PRODUCTS—1.7%
15,602	Hadera Paper Ltd.(a)(b)	1,097,413
PHARMACEUTICALS—19.8%
89,000	Perrigo Co.(a)	5,245,473
143,820	Teva Pharmaceutical Industries Ltd., ADR	7,477,202
		12,722,675
ROAD & RAIL—0.4%
43,723	Dan Vehicle & Transportation(a)	280,615
SOFTWARE—10.3%
75,000	Babylon Ltd.(a)	82,962
193,853	Check Point Software Technologies Ltd.(b)	5,714,786
32,000	NICE Systems Ltd., ADR(b)	815,680
		6,613,428

Aberdeen Israel Fund, Inc.

Portfolio of Investments (concluded)

June 30, 2010 (unaudited)

No. of Shares		Description	Value
EQUITY OR EQUITY-LINKED SECURITIES (continued)
ISRAEL (continued)
SPECIALTY RETAIL—3.2%
338,500		Golf & Co., Ltd.(a)	$2,025,399
VENTURE CAPITAL—4.1%
1,250,001	(c)	ABS GE Capital Giza Fund, L.P.(a)(b)(d)	82,625
1,674,588	(c)	BPA Israel Ventures LLC(a)(b)(d)(e)	471,335
2,000,000	(c)	Concord Ventures Fund II, L.P.(a)(b)(d)	296,084
250,440	(c)	Delta Fund I, L.P.(a)(b)(d)	105,214
1,250,000	(c)	Giza GE Venture Fund III L.P.(a)(b)(d)	252,237
1,000,000	(c)	K.T. Concord Venture Fund L.P.(a)(b)(d)	45,591
686,184	(c)	Neurone Ventures II, L.P.(a)(b)(d)(e)	179,972
1,000,000	(c)	Pitango Fund II LLC(a)(b)(d)	89,334
2,001,470	(c)	SVE Star Ventures Enterprises GmbH & Co. No. IX KG(a)(b)(d)	498,646
1,345,438	(c)	Walden-Israel Ventures III, L.P.(a)(b)(d)(e)	598,168
			2,619,206
		Total Israel (cost $50,822,041)	61,564,371
GLOBAL—0.4%
VENTURE CAPITAL—0.4%
2,237,292	(c)	Emerging Markets Ventures I, L.P.(a)(b)(d)(e)	234,423
		TOTAL EQUITY OR EQUITY-LINKED SECURITIES (cost $51,682,129)	61,798,794
SHORT-TERM INVESTMENT—2.8%
Principal Amount (000's)
BAHAMAS—2.8%
$1,803		Citibank Nassau, overnight deposit, 0.03%, 07/01/10 (cost $1,803,000)	1,803,000
		Total Investments—99.2% (cost $53,485,129)	63,601,794
		Cash and Other Assets in Excess of Liabilities—0.8%	544,439
		Net Assets—100.0%	$64,146,233

(a)  Security was fair valued as of June 30, 2010. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors, under procedures established by the Board of Directors. (See Notes 1 & 7).

(b)  Non-income producing security.

(c)  Represents contributed capital.

(d)  Restricted security, not readily marketable. (See Note 7).

(e)  As of June 30, 2010, the aggregate amount of open commitments for the Fund is $992,682. (See Note 7).

ADR  American Depositary Receipts.

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.

Statement of Assets and Liabilities

As of June 30, 2010 (unaudited)

Assets
Investments, at value (Cost $53,485,129)	$63,601,794
Cash (including $320,208 of foreign currencies with a cost of $323,483)	320,887
Israeli tax refunds receivable	286,907
Dividends receivable	221,808
Receivable due from Adviser	48,520
Receivable for investments sold	15,386
Prepaid expenses	18,886
Total assets	64,514,188
Liabilities
Investment advisory fees payable (Note 2)	165,554
Administration fees payable (Note 2)	11,576
Accrued expenses and other liabilities	190,825
Total liabilities	367,955
Net Assets	$64,146,233
Net Assets consist of
Capital stock, $0.001 par value (Note 3)	$4,273
Paid-in capital	54,303,859
Undistributed net investment income	670,002
Accumulated net realized loss on investments and foreign currency related transactions	(941,422)
Net unrealized appreciation on investments and foreign currency translation	10,109,521
Net Assets applicable to shares outstanding	$64,146,233
Net asset value per share, based on 4,272,691 shares issued and outstanding	$15.01

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2010 (unaudited)

Investment Income
Income:
Dividends and other income	$1,531,115
Less: Foreign taxes withheld	(244,083)
Total investment income	1,287,032
Expenses:
Investment advisory fees (Note 2)	415,874
Custodian's fees and expenses	83,107
Directors' fees and expenses	45,834
Independent auditor's fees and expenses	30,251
Legal fees and expenses	30,234
Reports to shareholders and proxy solicitation	22,010
Administration fees (Note 2)	20,435
Transfer agent's fees and expenses	12,846
Investor relations fees and expenses	9,758
Insurance expense	8,018
Miscellaneous	7,780
Total expenses	686,147
Less: Fee waivers (Note 2)	(129,282)
Net expenses	556,865
Net investment income	730,167
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Transactions
Net realized gain/(loss) on:
Investment transactions	1,193,755
Foreign currency transactions	(13,080)
Net change in unrealized depreciation of investments and foreign currency translation	(8,010,850)
Net realized and unrealized loss on investments and foreign currency transactions	(6,830,175)
Net decrease in net assets resulting from operations	$(6,100,008)

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2010 (unaudited)	For the Year Ended December 31, 2009
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$730,167	$128,107
Net realized gain/(loss) on investments and foreign currency transactions	1,180,675	(3,406,949)
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translation	(8,010,850)	35,128,440
Net increase/(decrease) in net assets resulting from operations	(6,100,008)	31,849,598
Capital share transactions:
Issuance of 0 and 1,046 shares through the directors compensation plan (Note 2)	–	14,697
Total capital share transactions	–	14,697
Total increase/(decrease) in net assets resulting from operations	(6,100,008)	31,864,295
Net Assets
Beginning of period	70,246,241	38,381,946
End of period*	$64,146,233	$70,246,241

*  Includes undistributed net investment income of $670,002 and accumulated net investment loss of $(60,165), respectively.

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.

Financial Highlights

	For the Six Months Ended June 30, 2010		For the Fiscal Years Ended December 31,
	(unaudited)		2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$16.44		$8.99	$20.85	$18.51	$17.44	$18.28
Net investment income(a)	0.17		0.03	0.20	0.28	0.17	0.01
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(1.60)		7.42	(9.83)	4.26	2.25	0.75
Net increase/(decrease) in net assets resulting from operations	(1.43)		7.45	(9.63)	4.54	2.42	0.76
Dividends and distributions to shareholders:
Net investment income	–		–	(0.30)	(0.38)	(0.18)	–
Net realized gain on investments and foreign currency related transactions	–		–	(1.93)	(1.82)	(1.17)	(1.60)
Total dividends and distributions to shareholders	–		–	(2.23)	(2.20)	(1.35)	(1.60)
Net asset value, end of period	$15.01		$16.44	$8.99	$20.85	$18.51	$17.44
Market value, end of period	$13.46		$15.14	$8.02	$23.49	$18.65	$15.67
Total Investment Return(b)	(11.10%)		88.78%	(57.01%)	38.96%	27.77%	6.15%
Ratio/Supplementary Data
Net assets, end of period (000 omitted)	$64,146		$70,246	$38,382	$88,844	$78,857	$74,273
Ratio of expenses to average net assets(c)	1.56	%(d)	1.85%	1.73%	1.71%	1.73%	1.65%
Ratio of expenses to average net assets, excluding fee waivers	1.93	%(d)	2.12%	2.02%	1.99%	1.97%	1.87%
Ratio of net investment income to average net assets	2.05	%(d)	0.24%	1.14%	1.34%	0.95%	0.16%
Portfolio turnover rate	7.61%		49.51%	19.43%	9.32%	9.82%	1.53%

(a)  Based on average shares outstanding.

(b)  Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(c)  Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers.

(d)  Annualized.

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.

Notes to Financial Statements

June 30, 2010 (unaudited)

Aberdeen Israel Fund, Inc. (the "Fund"), formerly The First Israel Fund, Inc., was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The Fund seeks long-term capital appreciation by investing primarily in equity securities of Israeli companies.

The Board of Directors of the Fund (the "Board") has removed the limitation set forth in the Fund's original prospectus requiring that the portion of the Fund's investments not invested in Israeli securities be invested in securities of companies that are substantially involved in or with Israel. However, the Fund has adopted a policy to invest under normal circumstances, at least 80% of the value of its assets in investments that are tied economically to Israel.

On March 29, 2010, the Board approved a name change for the Fund in order to align the Fund more closely with the investment adviser and to differentiate the Fund in a competitive market with many known brands. The Fund's investment objective and NYSE Amex ticker symbol, ISL, remain unchanged.

1. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of "Valuation Time." Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund's investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a "significant" event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a "subsequent event"). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund's Pricing Committee. When the fair value prices are utilized, the values assigned to the foreign investments may not be the quoted or published prices of the investments on their primary markets.

The Fund values restricted securities at fair value. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

In accordance with ASC 820, Fair Value Measurements and Disclosures ("ASC 820"), fair value is defined as the price that the Fund would

Aberdeen Israel Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2010 (unaudited)

receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments, information provided by the General Partner or investee companies such as publicly traded prices, financial statements, capital statements, recent transactions, and general market conditions.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments carried at value:

Investments, at value	Level 1*	Level 2*	Level 3*	Balance as of 06/30/2010
Aerospace & Defense	$–	$1,780,443	$–	$1,780,443
Chemicals	–	9,387,550	–	9,387,550
Commercial Banks	–	11,335,934	–	11,335,934
Diversified Telecommunication Services	–	6,022,867	–	6,022,867
Food & Staples Retailing	–	3,742,769	–	3,742,769
Insurance	–	3,814,536	–	3,814,536
Machinery	–	121,536	–	121,536
Paper & Forest Products	–	1,097,413	–	1,097,413
Pharmaceuticals	7,477,202	5,245,473	–	12,722,675
Road & Rail	–	280,615	–	280,615
Software	6,530,466	82,962	–	6,613,428
Specialty Retail	–	2,025,399	–	2,025,399
Venture Capital	–	–	2,853,629	2,853,629
Short-Term Investments	–	1,803,000	–	1,803,000
Total	$14,007,668	$46,740,497	$2,853,629	$63,601,794

*  At June 30, 2010, there were no significant transfers in or out of Level 1, Level 2 and Level 3 fair value measurements.

Aberdeen Israel Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2010 (unaudited)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 12/31/2009	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases (sales)	Net transfers in and/or out of Level 3	Balance as of 06/30/2010
Venture Capital	$3,290,012	$–	$–	$(436,383)	$–	$–	$2,853,629
Total	$3,290,012	$–	$–	$(436,383)	$–	$–	$2,853,629

Change in unrealized appreciation/depreciation relating to investments included in the statement of operations attributable to Level 3 investments still held at June 30, 2010 is $(436,383). For the six months ended June 30, 2010, there have been no significant changes to the fair valuation methodologies.

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. ("BBH & Co."), the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Investment Transactions and Investment Income:

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

(d) Taxes:

The Fund intends to continue to qualify as a "regulated investment company" by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from Israeli securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel are considered approved investments. Any gains sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. For the six months ended June 30, 2010, the Fund did not incur any Israeli capital gains taxes. The Fund accrues any capital gains tax estimated to be payable as if the security had been sold at the time unrealized gains are recorded.

Dividends derived from listed or approved Israeli securities are subject to a 20% withholding tax, while dividends from unlisted or unapproved securities are subject to a 25% withholding tax. The Fund accrued for a refund of a portion of these amounts withheld. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. Withholding taxes are accrued when the related income is earned in an amount management believes is ultimately payable after any reclaims of taxes withheld.

The Fund is subject to the provisions of ASC 740 Income Taxes ("ASC 740"). Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal tax returns for the prior four fiscal years are subject to review by the Internal Revenue Service.

(e) Foreign Currency Translations:

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

(II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of

Aberdeen Israel Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2010 (unaudited)

realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

(f) Distributions of Income and Gains:

The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies.

(g) Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

(h) Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." This adds new requirements for disclosures into and out of Levels I, II and III fair-value measurements and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level III fair-valued measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques. Except for the detailed Level III reconciliation disclosures, the guidance in the ASU is effective for annual and interim reporting periods in fiscal years beginning after December 15, 2009.

2. Agreements

Aberdeen Asset Management Investment Services Limited ("AAMISL") serves as the Fund's investment adviser with respect to all investments. The adviser is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAMISL receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 1.25% on amounts from $50-$100 million, 1.20% on amounts from $100-$150 million, 1.15% on amounts from $150-$200 million and 1.05% for amounts above $200 million. AAMISL has agreed to waive a portion of its advisory fee. For the six months ended June 30, 2010, AAMISL earned $415,874 for advisory services, of which AAMISL waived $129,282.

Analyst Exchange and Trading Services Ltd. ("Analyst I.M.S.") is the sub-investment adviser to the Fund. Analyst I.M.S. is paid a fee, out of the advisory fee, calculated weekly and paid quarterly at an annual rate of 0.30% of the Fund's average weekly market value or net assets (whichever was lower). In addition, Analyst I.M.S. is paid a reimbursement by the Investment Advisor, AAMISL, for any Israeli Value Added taxes (currently 15.5%) and $25,000 annually to cover expenses incurred in the execution of sub-advisory services. For the six months ended June 30, 2010, Analyst I.M.S. earned $124,240 for sub-advisory services.

Analyst I.M.S. has certain commercial arrangements with banks and brokers in Israel from which Analyst I.M.S. receives a portion of the commissions on the Fund's trades executed in Israel. For the six months ended June 30, 2010, no such commissions were received.

BBH & Co., is the U.S. Administrator for the Fund and certain other funds advised by AAMISL or its affiliates (collectively the "Funds"). The Funds pay BBH monthly, at an annual rate of .06% of the Funds aggregate assets up to $500 million and .0525% for the next $500 million and .0425% in excess of $1 billion. Each Fund pays its pro rata portion of the fee based on its level of assets. For the six months ended June 30, 2010, BBH & Co. earned $20,435 from the Fund for administrative and fund accounting services

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the fiscal year ended December 31, 2009, 1,046 shares were issued and an additional 954 shares were purchased pursuant to

Aberdeen Israel Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2010 (unaudited)

the Directors compensation plan. For the six months ended June 30, 2010, no shares were issued or purchased pursuant to the Directors compensation plan. Directors as a group own less than 1% of the Fund's outstanding shares.

Effective March 1, 2010, the Board approved an Investor Relations Services Agreement. Under the terms of the Investor Relations Services Agreement, Aberdeen Asset Management Inc. ("AAMI") provides investor relations services to the Fund and certain other Funds. The Fund incurred fees of approximately $9,758 as of June 30, 2010. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

3. Capital Stock

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of June 30, 2010 the Fund held 4,272,691 shares outstanding.

4. Investment in Securities

For the six months ended June 30, 2010, purchases and sales of securities, other than short-term investments, were $5,211,859 and $5,246,375, respectively.

5. Credit Facility

On November 13, 2009, the Fund entered into a credit facility along with certain other Funds. The Funds agreed to a $10 million committed revolving credit facility with Brown Brothers Harriman & Co. for temporary or emergency purposes. Under the terms of the credit facility, the Funds pay an aggregate commitment fee on the average unused amount of the credit facility. In addition, the Funds pay interest on borrowings at the Overnight LIBOR rate plus a spread. For the six months ended June 30, 2010, the Fund had no borrowings under the Credit Facility.

6. Tax Cost of Investments

At June 30, 2010, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $53,485,129, $18,291,370, $(8,174,705) and $10,116,665, respectively.

7. Restricted Securities

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value At 06/30/10	Percent of Net Assets	Distributions Received	Open Commitments
ABS GE Capital Giza Fund, L.P.	02/03/98 – 02/13/02	$985,303	$82,625	0.13	$1,660,765	$–
BPA Israel Ventures LLC	10/05/00 – 12/09/05	1,160,529	471,335	0.74	97,293	625,412
Concord Ventures II Fund L.P.	09/29/00 – 12/15/06	1,316,619	296,084	0.46	166,126	–
Delta Fund I, L.P.	11/15/00 – 03/28/07	167,473	105,214	0.16	57,937	–
Emerging Markets Ventures I, L.P.	01/22/98 – 01/10/06	860,088	234,423	0.37	2,443,399	262,708
Giza GE Venture Fund III L.P.	01/31/00 – 11/23/06	834,089	252,237	0.39	329,171	–
K.T. Concord Venture Fund L.P.	12/08/97 – 09/29/00	595,042	45,591	0.07	660,194	–
Neurone Ventures II, L.P.	11/24/00 – 03/20/09	187,218	179,972	0.28	297,649	75,000
Pitango Fund II LLC	10/31/96 – 08/01/01	388,547	89,334	0.14	1,175,618	–
SVE Star Ventures Enterprises GmbH & Co. No. IX KG	12/21/00 – 08/08/08	1,536,591	498,646	0.78	380,279	–
Walden-Israel Ventures III, L.P	02/23/01 – 11/02/06	856,151	598,168	0.93	942,976	29,562
Total		$8,887,650	$2,853,629	4.45	$8,211,407	$992,682

The Fund may incur certain costs in connection with the disposition of the above securities.

Aberdeen Israel Fund, Inc.

Notes to Financial Statements (concluded)

June 30, 2010 (unaudited)

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include, among others, currency risks, information risk and political risk. Currency risk results from securities dominated in currencies other than U.S. dollars that are subject to changes in value due to fluctuations in exchange rates. Information risk arises with respect to foreign securities when key information about foreign issuers may be inaccurate or unavailable. Political risk includes future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Other risks of investing in foreign securities include liquidity and valuation risks.

(b) Risks Associated with Israeli Markets:

Investments in Israel may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

(c) Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by the fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the Financial Statements as of June 30, 2010.

Aberdeen Israel Fund, Inc.

Results of Annual Meeting of Shareholders (unaudited)

The Annual Meeting of Shareholders was held on April 8, 2010 at 1735 Market Street, Philadelphia, Pennsylvania. The description of the proposal and number of shares voted at the meeting are as follows:

(1)  To re-elect certain directors to the Board of the Fund:

Name of Director	Votes For	Votes Withheld
Lawrence J. Fox	3,110,016	379,115

Directors whose term of office continued beyond this meeting are as follows: Enrique R. Arzac, James J. Cattano, and Steven N. Rappaport.

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-866-839-5205;

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund makes the information on Form N-Q available to shareholders on the Fund's website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Aberdeen Israel Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

You may terminate your participation in the Plan at any time by requesting a certificate or a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 647-0584 (U.S. and Canada) (781) 575-3100 (Outside U.S. and Canada) Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	Aberdeen Israel Fund, Inc. c/o Computershare P.O. Box 43078 Providence, Rhode Island 02940-3078

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

In addition, as part of a broad effort to enhance available services to shareholders, we are please to announce the availability of a new Dividend Reinvestment and Direct Stock Purchase Plan (the "New Plan") that will be sponsored and administered by Computershare. Effective September 24, 2010, the existing Plan will terminate and participants in the Plan will automatically be enrolled in the New Plan. Shareholders will receive a separate mailing containing additional information about the enhanced features of the New Plan, including the related terms and conditions.

Aberdeen Israel Fund, Inc.

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Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Lawrence J. Fox

Steven N. Rappaport

Officers

Christian Pittard, President

Vincent McDevitt, Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

William Baltrus, Vice President

Alan Goodson, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Lucia Sitar, Vice President

Tim Sullivan, Vice President

Hugh Young, Vice President

Investment Manager

Aberdeen Asset Management Investment Services Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Investment Sub-Adviser

Analyst Exchange and Trading Services Ltd.
46 Rothchild Boulevard
Tel Aviv, 66883 Israel

Administrator & Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Shareholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-866-839-5205
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Investment Services Limited

The accompanying Financial Statements as of June 30, 2010, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Israel Fund, Inc. are traded on the NYSE Amex Exchange under the symbol "ISL". Information about the Fund's net asset value and market price is available at www.aberdeenisl.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Israel Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) This item is inapplicable to semi-annual report on Form N-CSR.

(b) During the period ended June 30, 2010, there were no changes to any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on March 8, 2010.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A).

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Israel Fund, Inc.

Date: August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Aberdeen Israel Fund, Inc.

By: /s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Israel Fund, Inc.

Date: August 30, 2010

By: /s/ Andrea Melia
Andrea Melia,
Treasurer of
Aberdeen Israel Fund, Inc.

Date: August 30, 2010